Exhibit 10.14
EIGHTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT to Third Amended and Restated Credit Agreement (this “Amendment”) is entered into as of March 28, 2024, by and among Covalent Group, Inc., a Delaware corporation (the “Parent Borrower”), Pattern Inc. (f/k/a iServe Products, Inc.), a Utah corporation (the “Initial Borrower”), and Borderless Distribution, LLC, a Utah limited liability company (“Borderless Distribution” and collectively with Parent Borrower and the Initial Borrower, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, “Administrative Agent”).
RECITALS
A.    Administrative Agent, Lenders, the Loan Parties and Borrowers have entered into that certain Third Amended and Restated Credit Agreement dated as of July 16, 2019 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated November 8, 2019, by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of April 13, 2020, by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 3, 2020, by that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2021, by that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of September 27, 2021, by that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of March 17, 2022, by that certain Limited Waiver and Seventh Amendment to Third Amended and Restated Credit Agreement dated as of January 24, 2023 and as may be further amended from time to time, the “Credit Agreement”).
B.    Lenders have extended credit to Borrowers for the purposes permitted in the Credit Agreement.
C.    Borrowers and the other Loan Parties have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.
2.    Amendments to Credit Agreement.
2.1    Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended to (a) amend and restate the definitions of “Banking Services” and “Revolving Commitment” and (b) to add the definitions of “Eighth Amendment” and “Eighth Amendment Effective Date” as follows:
“Banking Services” means each and any of the following bank services provided to any Loan Party or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, supply chain finance services (including, without limitation, trade payable services and supplier accounts receivable purchases) and interstate depository network services).
“Eighth Amendment” means that certain Eighth Amendment to Third Amended and Restated Credit Agreement, dated as of the Eighth Amendment Effective Date, by and among, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Eighth Amendment Effective Date” has the meaning assigned to such term in the Eighth Amendment.
“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. As of the Eighth Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $50,000,000.
2.2    Sections 2.09(f) and (g) are hereby amended and restated as follows:
(f)    Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers, any Revolving Lender being added or increasing its Revolving Commitment, subject only to the approval of all Lenders if any such increase or addition would cause the Commitments to exceed $100,000,000. As a condition precedent to such an increase or addition, the Borrowers shall deliver to the Administrative Agent (i) a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of the Borrowers, certifying that, before and after giving effect to such increase or addition, (1) the representations and warranties contained in Article III and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) no Default or Event of Default exists or would result therefrom and (3) the Borrowers are in compliance (on a pro forma basis) with the covenants contained in Section 6.12, (ii) legal opinions and documents consistent with those delivered on the Effective Date, to the extent requested by the Administrative Agent and (iii) the aggregate Revolving Commitment shall not exceed $50,000,000 unless and until the Fixed Charge Coverage Ratio financial covenant has been reinstated pursuant to Section 6.12(b).
(g)    Intentionally Omitted.
2.3    Commitment Schedule. The Commitment Schedule is hereby amended and restated and replaced with the Commitment Schedule attached to this Amendment.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, (b) otherwise prejudice any right or remedy which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or (c) constitute a course of conduct or dealing among the parties.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, Borrowers and each Loan Party hereby represents and warrants to Administrative Agent and Lenders as follows:
4.1    (a) The representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), (b) no Event of Default has occurred and is continuing and (c) the Borrowers are in compliance (on a pro forma basis) with the covenants contained in Section 6.12 of the Credit Agreement;

4.2    Borrowers and each Loan Party have the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrowers and each Loan Party delivered to Administrative Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrowers and each Loan Party of this Amendment and the performance by Borrowers and each Loan Party of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrowers and each Loan Party of this Amendment and the performance by Borrowers and each Loan Party of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene in any material respects (a) any law or regulation binding on or affecting Borrowers or any Loan Party, (b) any contractual restriction with a Person binding on Borrowers or any Loan Party, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrowers or any Loan Party, or (d) the organizational documents of Borrowers or any Loan Party;
4.6    The execution and delivery by Borrowers and each Loan Party of this Amendment and the performance by Borrowers and each Loan Party of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrowers or any Loan Party, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and
4.7    This Amendment has been duly executed and delivered by Borrowers and each Loan Party and is the binding obligation of Borrowers and each Loan Party, enforceable against Borrowers and such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.    Effectiveness. This Amendment shall become effective as of the date first written above only upon satisfaction in full in the discretion of the Administrative Agent of each of the following conditions (the “Eighth Amendment Effective Date”):
6.1    The Administrative Agent shall have received a copy of this Amendment duly executed and delivered by the Borrowers, each other Loan Party, each Lender and the Administrative Agent;
6.2    The representations and warranties of or on behalf of the Loan Parties in this Amendment are true, accurate and complete (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) on and as of the Eighth Amendment Effective Date;
6.3    The Loan Parties shall have paid all outstanding costs and expenses owed to the Administrative Agent pursuant to Section 9.03 of the Credit Agreement; and
6.4    The Administrative Agent shall have received all other documents or materials requested by the Administrative Agent, in each case, in form and substance reasonably acceptable to the Administrative Agent.
7.    Ratification, etc. Except as expressly amended or otherwise modified hereby, the Credit Agreement, each other Loan Document and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document. The Loan Parties hereby ratify and reaffirm the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by the Loan Parties pursuant to the Loan Documents to which it is a party to the Administrative Agent, on behalf and for the benefit of the Lenders, as collateral security for the Secured Obligations, and acknowledge that all of such Liens and security interests, granted, pledged or otherwise created as security for the Secured Obligations continue to be and remain collateral security for the Secured Obligations from and after the Eighth Amendment Effective Date.
8.    Reference to and Effect on the Credit Agreement.
8.1    Upon the effectiveness of this Amendment, (A) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby and (B) each reference in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.
8.2    Except as specifically waived, amended or otherwise modified above, the terms and conditions of the Credit Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
8.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
8.4    Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents and applicable law.
8.5    Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
9.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

COVALENT GROUP, INC., as Parent Borrower PATTERN INC. (f/k/a IServe Products, Inc.), as a Borrower BORDERLESS DISTRIBUTION, LLC, as a Borrower

By:	/s/ Jason Beesley
Name: Jason Beesley
Title: Chief Financial Officer

GUARANTORS:

FORMULA 5 LLC

By:	/s/ Jason Beesley
Name: Jason Beesley
Title: Chief Financial Officer

TROPHY SKIN PRODUCTS LLC

By:	/s/ Jason Beesley
Name: Jason Beesley
Title: Chief Financial Officer

AMP MEDIA SYSTEMS, INC.

By:	/s/ Jason Beesley
Name: Jason Beesley
Title: Chief Financial Officer

ENLISTED VENTURES, LLC

By:	/s/ Jason Beesley
Name: Jason Beesley
Title: Chief Financial Officer

BORDERLESS FREIGHT LLC

By:	/s/ Jason Beesley
Name: Jason Beesley
Title: Chief Financial Officer

CG VERTEX LLC

By:	/s/ Jason Beesley
Name: Jason Beesley
Title: Chief Financial Officer
[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent and Issuing Bank

By:	/s/ Kyle Kysar
Name:	Kyle Kysar
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kyle Kysar
Name:	Kyle Kysar
Title:	Authorized Officer
[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

COMMITMENT SCHEDULE